Exhibit 32.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Kimberly M. Smith, Interim Chief Financial Officer of Fibrocell Science, Inc. (the "Company"), hereby certify that, to the best of my knowledge:

i.the Annual Report on Form 10-K of the Company for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
ii. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2015

By:	/s/ Kimberly M. Smith
Kimberly M. Smith
Interim Chief Financial Officer
Fibrocell Science, Inc.

A signed original of this written statement required by Section 906 has been provided to Fibrocell Science, Inc. and will be retained by Fibrocell Science, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.